UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  April 22, 2005

                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            005-79752                                     84-1557072
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    (Commission File Number)                   (IRS Employer Identification No.)


  3200 West Oakland Park Blvd., Lauderdale Lakes, Florida        33311
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      (Address of Principal Executive Offices)                (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

      This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

      On April 14, 2005, AGU Entertainment Corp. (the "Company") and two of its subsidiaries, The Tube Music Network, Inc. and AGU Music, Inc., entered into a letter agreement with Mitchell Entertainment Company ("Mitchell"), a securityholder of the Company, related to a $145,000 advance (the "Letter Agreement"). The Company used these funds to make an escrow payment due under the terms of a 6.5% promissory note described below.

      Under the terms of a 6.5% promissory note issued by the Company to Lakes Holding Trust U/A (the "Trust") on December 22, 2004, the Company was obligated to make a payment of $145,000 on March 20, 2005 to the Trust. The Trust issued a demand letter in early April and subsequently verbally agreed to extend the due date of the payment to April 15, 2005. On April 22, 2005, the Trust issued a letter acknowledging the receipt of the escrow payment and accepting the cure of the default. The acceptance of the cure was conditional upon the issuance of 50,000 shares of the Company's common stock to Elizabeth Buntrock, which occurred on April 25, 2005.

      Pursuant to the terms of the Letter Agreement, the Company agreed to pay Mitchell, immediately upon the first monies it receives, the sum of $145,000, plus interest at the default rate provided in the 10% secured convertible term note issued to Mitchell on December 22, 2004 (the "Mitchell Note"), attorney's fees in the amount of $3,500, and the amount necessary to bring the past due interest payments on the Mitchell Note current. In addition, the Letter Agreement provides for the issuance to Mitchell of warrants to purchase an additional 50,000 shares of the Company's common stock at an exercise price of $1.50 per share under the same terms and conditions as the common stock purchase warrant previously issued to Mitchell.

      See our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2004 for additional information regarding the 6.5% promissory note issued to the Trust, the Mitchell Note and the common stock purchase warrant previously issued to Mitchell.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See the disclosure contained in Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

      Since January 1, 2005, the Company has issued or agreed to issue (i) 755,237 shares of its common stock to contractors and consultants in exchange for services (ii) convertible promissory notes in the aggregate principal amount of $290,000, which notes accrue interest at an annual rate of 10%, mature in January and March 2007, and are convertible at any time into shares of common stock at a conversion price of $3.00 per share (iii) warrants to purchase an aggregate of 89,999 shares of its common stock at an exercise price of $3.00 per share (iv) 534,540 shares of its common stock to directors and employees, (v) 121,875 shares of its common stock to a contractor in settlement of a liability valued at $337,500, (vi) 97,800 shares of its common stock to contractors in exchange for property and equipment valued at $244,500,(vii) 5,000 shares of its common stock as a share price adjustment for certain investors, (viii) as discussed above, 50,000 shares of its common stock to a note holder in connection with curing a default, (ix) 13,575 shares of its common stock to a note holder in exchange for the payment of interest, and (x) as discussed above, a warrant to purchase 50,000 shares of its common stock to an investor in connection with the advance of funds.

      See our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2004 for additional information regarding the convertible promissory notes and warrants issued to investors. Also, see the disclosure contained in Item 1.01 above.

      No underwriters were employed in the transactions. The securities will be deemed restricted securities for purposes of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

            10.1* Letter Agreement regarding $145,000 Protective Advance.

            10.2  Letter dated April 22, 2005

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      * Previously filed

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 28, 2005                      AGU ENTERTAINMENT CORP.


                                             By: /s/ John W. Poling
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                                             Name:  John W. Poling
                                             Title: Chief Financial Officer